NUVEEN Exchange-Traded Funds

JUNE 30, 1998

           ANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME TO HELP YOU KEEP MORE OF WHAT YOU EARN.

NQF
NUF
NFL
Florida

Photo of: People walking along beach.

Highlights
As of June 30, 1998

   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 5 NQF Performance Overview
 6 NUF Performance Overview
 7 NFL Performance Overview
 8 Portfolio of Investments
20 Statement of Net Assets
20 Statement of Operations
21 Statement of Changes in Net Assets
22 Notes to Financial Statements
26 Financial Highlights
28 Report of Independent Auditors
29 Fund Information


 CREDIT QUALITY              PERFORMANCE HIGHLIGHTS

Nuveen Florida Investment Quality Municipal Fund (NQF)
Pie Chart
AAA/Pre-refunded     73%
AA                   18%
A                     2%
BBB/NR                7%

                             o Taxable-equivalent yield of 8.26%*
                             o Steady dividend for 17 consecutive months
                             o One-year total return on net asset value of 7.70%


Nuveen Florida Quality Income Municipal Fund (NUF)
Pie Chart
AAA/Pre-refunded     71%
AA                   19%
A                     6%
BBB/NR                4%

                             o Taxable-equivalent yield of 8.28%*
                             o Steady dividend for 35 consecutive months
                             o One-year total return on net asset value of 7.98%


Nuveen Insured Florida Premium Income Municipal Fund (NFL)
Pie Chart
Insured              83%
U.S. Guaranteed      17%


                             o Taxable-equivalent yield of 7.67% *
                             o Significantly outperformed Lehman Brothers
                               Municipal Bond Index for the one-year period**
                             o One-year total return on net asset value
                               of 10.87%

*For investors in the 31% federal income tax bracket. See your fund's performance overview in this report for more information.

**The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds, and does not reflect any initial or ongoing expenses.

================================================================================
A New Benefit for Nuveen Exchange-Traded Fund Shareholders
The benefits of your Nuveen Exchange-Traded Fund just got better. Now investors with at least $50,000 in Nuveen holdings - including Exchange-Traded Funds - are eligible for a reduction in the sales charge on purchases of Class A shares of any Nuveen Mutual Fund.

This program is available for any of Nuveen's collection of Premier Adviser(SM) equity and municipal bond investments. Now you can diversify your portfolio with the quality investments you count on from Nuveen and get the benefit of reduced rates.

For more information, contact your financial adviser and ask for a prospectus. Or call Nuveen Investor Services at (800) 257-8787. Please read it carefully before you invest.

Photo of: TIMOTHY R. SCHWERTFEGER, CHAIRMAN OF THE BOARD

Sideline text: Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I'm pleased to share with you this performance report on the Nuveen Florida Exchange-Traded Funds. Over the past 12 months, each of the funds in this report continued to perform well and meet its objectives of providing you with competitive tax-free income and strong after-tax total returns. The funds benefited from the strong market for fixed-income securities, as investor demand for competitive-yielding investments like the Nuveen Exchange-Traded Funds led to rising share prices over the past year. The combination of higher share prices and competitive tax-free income provided investors with an attractive total return for the year.

THE ECONOMY IN REVIEW
Over the past year, fixed-income investments enjoyed bullish performance, as declining interest rates and low inflation spurred a bond market rally. The equity markets also exhibited continued strength despite recent volatility sparked by Asia's financial problems. Although interest rates have trended slightly upward in recent months, a year-to-year comparison shows that today's rates are significantly lower than those of a year ago. As indicated in the accompanying chart, between June 1997 and June 1998, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell from 5.69% to 5.22%.

Much of the decline in interest rates resulted from expectations that the financial crisis in Asia would restrain the prices of imported goods and reduce foreign demand for U.S. products and services, thereby keeping inflation at moderate levels. Thanks to a strong dollar and weak commodity prices, these inflation expectations were largely fulfilled, as the Consumer Price Index rose only 1.7% for the 12 months ended June 30, 1998, among its lowest levels in years. The bond market rally gained additional strength from the "flight to quality," as investors sought a haven from ongoing Asian uncertainty by moving assets into high-quality U.S. bonds. Currently, bond market fundamentals - inflation, economic growth, interest rates, and supply - are all at levels conducive to continued strong demand for U.S. bonds. This should keep prices high and rates relatively low, helping to prolong the U.S. economic expansion.

In coming months, we will continue to watch several key factors affecting the future of the economy, including the demand for goods and services, the availability of qualified employees, and indications from the Federal Reserve. We expect that these factors will continue to influence the tone of the fixed-income markets during the remainder of the year.

Chart of: Bond Buyer 40
MUNICIPAL MARKET REVIEW

As interest rates continued to decline over the past year, bond prices rose. This price appreciation for the bonds in our portfolios contributed to strong total returns for the year.

Another major factor in bond performance over the past 12 months was the continued strength of the U.S. economy, which helped boost the credit quality of many municipal bonds. With the improvements in the fundamental financial health of many municipalities, bond credit upgrades by major credit rating agencies exceeded downgrades by significant margins. This enhanced credit quality also contributed to the funds' performance, as the upgraded bonds increased in value.

The combination of low interest rates and a strong economy stimulated a robust pace for new issuance and a dramatic increase in the refinancing of existing bonds as issuers sought to lower their interest costs. The first six months of 1998 saw $146 billion of new municipal issuance, up 51% over the same period in 1997, and $42 billion in refunding activity, an increase of 118% from last year. Although the nationwide supply of municipal bonds remained heavy, the supply of bonds in each state varied according to local economic conditions. The high level of recent issuance highlights the value of Nuveen's expertise in the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those undervalued securities that would help the funds achieve their investment objectives.


DIVERSIFICATION: THE KEY TO A BETTER PORTFOLIO
In the months ahead, we believe that investors will find diversification to be an increasingly important investment strategy. An appropriately diversified portfolio - one that balances different types of investments, risk levels, and tax management - can help cushion your portfolio against volatility and enhance your return potential.

Many investors select Nuveen's municipal bond funds because their emphasis on dependable tax-free income and attractive after-tax returns makes them ideal for building and sustaining long-term financial security. The funds also work well with other Nuveen investments, creating the foundation for a diversified, well-balanced portfolio. Recent studies by Nuveen's research team have found that portfolios combining municipal bonds and stocks generated higher after-tax returns with lower levels of risk than similar portfolios combining stocks and Treasury or corporate bonds.

We encourage you to talk to your financial adviser about diversifying your portfolio with Nuveen's equity and balanced funds, including the Nuveen European Value Fund. This new equity mutual fund offers a portfolio of quality European company stocks for investors seeking long-term growth potential and international diversification. Today, more than ever, you can count on Nuveen for a wide range of investments and services that can help you build a well-balanced, tax-efficient portfolio designed to achieve your financial goals.

When seeking quality investment solutions that withstand the test of time, we hope that you continue to think of Nuveen. We thank you for your continued confidence in us and our family of investments.

Sincerely,

TIMOTHY R. SCHWERTFEGER

Chairman of the Board

August 17, 1998

Sidebar text: "Today, more than ever, you can count on Nuveen for a wide range of investments and services that can help you build a well-balanced, tax-efficient portfolio."

Nuveen Florida Exchange-Traded Funds
Portfolio Manager's Comments
PORTFOLIO MANAGER TOM O'SHAUGHNESSY DISCUSSES THE MUNICIPAL MARKET, FUND PERFORMANCE, AND KEY INVESTMENT STRATEGIES FOR THE NUVEEN FLORIDA
EXCHANGE-TRADED FUNDS.

FLORIDA STATE UPDATE
The high credit ratings that Moody's and Standard & Poor's have assigned to Florida's long-term general obligation debt (Aa2 and AA+) recognize the state's diverse economy and solid financial position. Although the state depends heavily on the agriculture and tourism industries, expansion in the services, construction, and trade sectors has enabled the labor force to grow steadily since 1992. Unemployment continues its descent from recessionary levels, reaching 4.8% in 1997 versus a national level of 5.0%. Tourism is expected to continue to play a dominant role in the state's economy, as Orlando attractions expand through 1999. Florida's fast-growing population, as well as its proportionally greater retirement-age segment, will continue to exert pressure on state-supplied services, mainly education and health care.

New issue volume in Florida, which has been diverse across all sectors, was up 34% for the first six months of 1998 over the same period last year. Compared with national levels, the state's supply has been sporadic, with most of the recent activity concentrated in airport issues. Demand from most segments of the market continues to be good, although we did see a decline in retail demand over the past year due to stock market performance and the low interest rate environment.

FUND PERFORMANCE
Income
Over the past year, good call protection helped support the dividends of the Nuveen Florida Investment Quality Municipal Fund (NQF) and the Nuveen Florida Quality Income Municipal Fund (NUF). These funds have now provided shareholders with 17 and 35 consecutive months of steady income, respectively. As of June 30, 1998, the funds offered current market yields of 5.70% and 5.71%, which translate to 8.26% and 8.28% on a taxable-equivalent basis for investors in the 31% federal income tax bracket. However, as short-term interest rates moved higher in recent months, a greater portion of the income earned by the Nuveen Insured Florida Premium Income Municipal Fund (NFL) had to be paid out to the preferred shareholders of this leveraged fund, and less was available for common shareholders. In May, this change in income levels required a dividend reduction. Despite this adjustment, NFL continues to provide a competitive current market yield of 5.29%, which is equivalent to a taxable yield of 7.67% for investors in the 31% federal income tax bracket.

Total Returns
For the year ended June 30, 1998, the total return on net asset value for NQF was 7.70%, while NUF produced a total return of 7.98%. These returns are equivalent to taxable returns of 10.64% and 10.70%, respectively, for investors in the 31% federal income tax bracket. These two funds' total returns compare with the benchmark Lehman Brothers Municipal Bond Index's annual return of 8.66%. During this same period, NFL returned 10.87% on net asset value, which is equivalent to a taxable return of 13.29%, outperforming the Lehman Brothers Insured Municipal Bond Index's 9.12% annual return by 175 basis points.

The differences in performance between the Nuveen Florida funds and the unleveraged Lehman indexes over the past year can be attributed in part to the relative length of the funds' leverage-adjusted durations. The two uninsured funds underperformed the index primarily because of their shorter durations of
6.39 years for NQF and 6.50 years for NUF, compared with the duration of 7.13 years for the Lehman Index. However, the insured NFL fund outperformed its index due partly to its duration of 10.23 years compared with the average of 8.10 years for the Lehman Insured Index. Over the past 12 months, municipal bond yields, as measured by the Bond Buyer 40, fell almost 50 basis points, while the yield on 30-year Treasury bonds closed out the second quarter of 1998 just six basis points above its all-time low. In this environment, longer duration proved to be beneficial to performance.

Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates and market rallies, such as that of the past year, longer duration enables a fund to participate more fully in market gains, but can make the fund more vulnerable to potential price declines when rates rise. Shorter duration results in a more defensive fund, providing lower volatility and a cushion from price declines during periods of rising interest rates, but potentially limiting gains during market rallies.

The total return performance of the funds was also impacted by a large number of pre-refundings from almost every sector of the Florida market, which can be seen in the funds' high proportions of U.S. guaranteed bonds. In a pre-refunding, bonds are essentially repaid early and secured by U.S. government or agency securities until they can be called by the issuer, typically resulting in price appreciation. Because these pre-refunded bonds have already achieved significant price appreciation, they were less able to participate in the market rally, but benefit the portfolios through lower volatility and enhanced credit quality.

KEY STRATEGIES
NQF and NUF
The credit quality of the Florida market is relatively high, with AAA, AA and insured bonds comprising approximately 90% of the portfolio for both NQF and NUF. Over the past year, we continued to stress quality because the funds were offered little compensation for taking on the additional credit risk of lower-quality issues. Given the positive aspects of these portfolios' structures
- above-average yields and low volatility - we found few opportunities that would add to performance. Instead we kept many of the fund's higher-yielding appreciated bonds in the portfolio, and avoided having to distribute taxable capital gains to shareholders, as well as the risk of reducing portfolio income.

NFL
The heavy issuance of insured bonds kept yields competitive and provided a number of opportunities to find value for NFL. One of the key areas in which we found value was in insured bonds supporting airport projects. In fact, we have currently allocated 19% of the fund's assets to the transportation sector, reflecting the attractiveness of state airport bonds. With their above-market yields and attractive appreciation potential, these bonds help support the fund's income level and add value to the portfolio.

For all three funds, we found that bonds in the maturity range of 20-30 years seldom offered enough incremental yield for assuming the additional interest rate risk associated with these longer maturity bonds. Instead, we discovered attractive opportunities among bonds with maturities of 15-20 years, which provided the best values given their historical levels of volatility.

OUTLOOK FOR THE FUTURE
Looking ahead, we expect the U.S. economy to remain in its current growth mode, although progress should come at a more modest pace. The Asian financial crisis will continue to impact U.S. growth, and expectations over the next six months include a slowdown in corporate earnings, a strengthening dollar, especially versus Asian currencies, and the continuation of low inflation despite tight labor markets. This should inspire the Federal Reserve to continue its neutral position rather than raising interest rates in the second half of 1998. We view the economic slowdown and the current direction of the dollar as positive indicators for the fixed-income markets, including municipal bonds, and much of our outlook is contingent upon the continuation of these factors.

Our focus going forward will continue to be on maximizing the income stream of these funds while protecting capital. For NQF and NUF, we will also look at opportunities to lengthen duration if market conditions allow. Since the current duration of NFL is significantly longer than its benchmark, we will focus on shortening its duration somewhat if attractive opportunities with shorter-duration bonds arise. With regard to all three funds, our efforts will be focused on maximizing tax efficiency and ensuring that the portfolios remain well-diversified.

Nuveen Florida Investment Quality Municipal Fund
Performance Overview
As of June 30, 1998

NQF

PORTFOLIO STATISTICS
==================================================

Inception Date                                2/91
--------------------------------------------------
Share Price                                 17 1/4
--------------------------------------------------
Net Asset Value Per Share                   $15.66
--------------------------------------------------
Current Market Yield                         5.70%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  8.26%
--------------------------------------------------
Fund Net Assets ($000)                    $364,755
--------------------------------------------------
Average Weighted Maturity (Years)            19.48
--------------------------------------------------
Leverage-Adjusted Duration (Years)            6.39
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         9.08%         7.70%
--------------------------------------------------
3-Year                        10.45%         7.14%
--------------------------------------------------
5-Year                         7.26%         6.21%
--------------------------------------------------
Since Inception                8.36%         8.20%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(1)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        11.78%        10.64%
--------------------------------------------------
3-Year                        13.27%        10.09%
--------------------------------------------------
5-Year                        10.12%         9.16%
--------------------------------------------------
Since Inception               11.19%        11.15%
--------------------------------------------------
 TOP 5 SECTORS
==================================================

U.S. Guaranteed                                33%
--------------------------------------------------
Housing (Single-Family)                        16%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
Health Care                                     8%
--------------------------------------------------

1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

2 The fund also paid shareholders taxable distributions in December of $0.0750 per share.

Chart
1997-1998 Monthly Tax-Free Dividends Per Share(2)
JUL            0.082
AUG            0.082
SEP            0.082
OCT            0.082
NOV            0.082
DEC            0.082
JAN            0.082
FEB            0.082
MAR            0.082
APR            0.082
MAY            0.082
JUN            0.082

Nuveen Florida Quality Income Municipal Fund
Performance Overview
As of June 30, 1998

NUF

PORTFOLIO STATISTICS
==================================================

Inception Date                               10/91
--------------------------------------------------
Share Price                                16 3/16
--------------------------------------------------
Net Asset Value Per Share                   $15.96
--------------------------------------------------
Current Market Yield                         5.71%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  8.28%
--------------------------------------------------
Fund Net Assets ($000)                    $329,973
--------------------------------------------------
Average Weighted Maturity (Years)            20.30
--------------------------------------------------
Leverage-Adjusted Duration (Years)            6.50
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         7.07%         7.98%
--------------------------------------------------
3-Year                         9.42%         7.60%
--------------------------------------------------
5-Year                         7.06%         6.46%
--------------------------------------------------
Since Inception                7.39%         8.18%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(1)
==================================================
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         9.74%        10.70%
--------------------------------------------------
3-Year                        12.23%        10.37%
--------------------------------------------------
5-Year                         9.94%         9.27%
--------------------------------------------------
Since Inception               10.20%        10.97%
--------------------------------------------------
 TOP 5 SECTORS
==================================================

U.S. Guaranteed                                30%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Housing (Single-Family)                         9%
--------------------------------------------------
Health Care                                     7%
--------------------------------------------------

1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.

Chart
1997-1998 Monthly Tax-Free Dividends Per Share
JUL                 0.077
AUG                 0.077
SEP                 0.077
OCT                 0.077
NOV                 0.077
DEC                 0.077
JAN                 0.077
FEB                 0.077
MAR                 0.077
APR                 0.077
MAY                 0.077
JUN                 0.077

Nuveen Insured Florida Premium Income Municipal Fund
Performance Overview
As of June 30, 1998

NFL

PORTFOLIO STATISTICS
==================================================

Inception Date                               12/92
--------------------------------------------------
Share Price                                14 3/16
--------------------------------------------------
Net Asset Value Per Share                   $15.49
--------------------------------------------------
Current Market Yield                         5.29%
--------------------------------------------------
Taxable-Equivalent Yield(1)                  7.67%
--------------------------------------------------
Fund Net Assets ($000)                    $332,383
--------------------------------------------------
Average Weighted Maturity (Years)            17.95
--------------------------------------------------
Leverage-Adjusted Duration (Years)           10.23
--------------------------------------------------
ANNUALIZED TOTAL RETURN
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         7.38%        10.87%
--------------------------------------------------
3-Year                         9.61%         9.33%
--------------------------------------------------
5-Year                         5.17%         7.01%
--------------------------------------------------
Since Inception                4.67%         7.33%
--------------------------------------------------
TAXABLE-EQUIVALENT TOTAL RETURN(1)
==================================================

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         9.94%        13.29%
--------------------------------------------------
3-Year                        12.29%        11.85%
--------------------------------------------------
5-Year                         7.85%         9.60%
--------------------------------------------------
Since Inception                7.23%         9.83%
--------------------------------------------------
TOP 5 SECTORS
==================================================

Transportation                                 19%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Tax Obligation (Limited)                       16%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Utilities                                       8%
--------------------------------------------------

1 A taxable-equivalent represents the yield or return on a taxable investment necessary to equal that of the Nuveen fund on an after-tax basis. Taxable equivalent yield is based on current market yield and a federal income tax rate of 31%. Taxable equivalent total return is based on the annualized total return and a federal income tax rate of 31%.
2 The fund also paid shareholders taxable distributions in December of $0.0047 per share.

Chart
1997-1998 Monthly Tax-Free Dividends Per Share(2)

JUL               0.065
AUG               0.065
SEP               0.065
OCT               0.065
NOV               0.065
DEC               0.065
JAN               0.065
FEB               0.065
MAR               0.065
APR               0.065
MAY               0.0625
JUN               0.0625

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
                            June 30, 1998

    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 8.2%

$   3,000,000   Cape Canaveral Hospital District, Improvement Revenue Certificates,
                 Series 1991, 6.875%, 1/01/21                                                          1/01 at 102  Aaa  $ 3,256,680

    1,500,000   Cape Canaveral Hospital District, Revenue Refunding Certificates, Series 1998,
                 5.250%, 1/01/28                                                                       1/08 at 101  BBB    1,471,320

   11,000,000   Jacksonville Health Facilities Authority, Hospital Facilities Refunding Revenue Bonds, Series 1991
                 (St. Luke's Hospital Association Project), 7.125%, 11/15/20                          11/01 at 102  AA+   12,074,260

    7,925,000   Adventist Health System/Sunbelt, Inc., Orange County Health Facilities Authority, Hospital Revenue Bonds,
                 Series 1991-B, 6.750%, 11/15/21                                                      11/01 at 102  Aaa    8,655,210

    4,250,000   St. Johns County Industrial Development Authority, Hospital Revenue Bonds (Flagler Hospital Project),
                 Series 1992, 6.000%, 8/01/22                                                          8/02 at 102  A2     4,419,618


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.3%

    2,500,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series K-1 (Mariner Club Apartments Project),
                 6.375%, 9/01/36 (Alternative Minimum Tax)                                             9/06 at 102  Aaa    2,688,600

    2,000,000   Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds, 1992 Series A,
                 6.400%, 6/01/24                                                                       6/02 at 103  AAA    2,120,000


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 15.6%

   10,345,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, 1995 Series 2 (Refunding/New
                 Money Issue), 6.200%, 7/01/27 (Alternative Minimum Tax)                               1/06 at 102  AA    10,906,734

    2,250,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, Series 2 (New Money and
                 Refunding Issue), 6.350%, 7/01/28 (Alternative Minimum Tax)                           1/07 at 102  AA     2,402,888

    3,075,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, 1997 Series 2, 5.900%, 7/01/29
                 (Alternative Minimum Tax)                                                             7/07 at 102  Aaa    3,211,684

    6,845,000   Brevard County Housing Finance Authority, Single Family Mortgage Revenue Refunding Bonds,
                 Series 1991C, 7.000%, 9/01/23                                                         3/01 at 102  Aaa    7,258,575

    4,865,000   Broward County Housing Finance Authority, GNMA and FNMA Collateralized Home Mortgage
                 Revenue Bonds, 1991 Series A, 7.350%, 3/01/23 (Alternative Minimum Tax)               3/01 at 102  AAA    5,140,651

    1,220,000   Housing Finance Authority of Clay County (Florida), Single Family Mortgage Revenue Bonds, Series 1997
                 (Multi-County Program), 5.950%, 10/01/19 (Alternative Minimum Tax)                    4/07 at 102  Aaa    1,279,146

    1,320,000   Housing Finance Authority of Dade County (Florida), Single Family Mortgage Revenue Bonds,
                 1990 Series C, 7.750%, 9/01/22 (Alternative Minimum Tax)                              9/00 at 102  Aaa    1,386,634

      745,000   Housing Finance Authority of Dade County (Florida), Single Family Mortgage Revenue Bonds,
                 Series B, 7.250%, 9/01/23 (Alternative Minimum Tax)                                   3/01 at 102  Aaa      784,448

      335,000   Housing Finance Authority of Dade County (Florida), Single Family Mortgage Revenue Bonds,
                 Series 1995, 6.550%, 10/01/27 (Alternative Minimum Tax)                               4/05 at 102  AAA      352,041

    2,500,000   Escambia County Housing Finance Authority (Florida), Single Family Mortgage Revenue Bonds,
                 Series 1998 A (Multi-County Program), 5.300%, 10/01/19 (Alternative Minimum Tax)      4/07 at 102  Aaa    2,509,950

    3,305,000   Housing Finance Authority of Leon County (Florida), Single Family Mortgage Revenue Bonds,
                 1991 Series A (Multi-County Program), 7.300%, 4/01/21 (Alternative Minimum Tax)       4/01 at 102  Aaa    3,475,174

    2,845,000   Housing Finance Authority of Manatee County, Florida, Single Family Mortgage Revenue Bonds,
                 Series 1994-Sub Series 3, 7.600%, 11/01/26 (Alternative Minimum Tax)                 11/05 at 105  Aaa    3,184,352

    1,905,000   Housing Finance Authority of Manatee County, Florida, Single Family Mortgage Revenue Bonds,
                 Series 1996-Sub-Series 1, 7.450%, 5/01/27 (Alternative Minimum Tax)                   5/06 at 105  Aaa    2,159,775

                Orange County Housing Finance Authority, GNMA Collateralized Mortgage Revenue Bonds, 1991 Series A:
    3,180,000    7.250%, 9/01/11 (Alternative Minimum Tax)                                             3/01 at 103  AAA    3,370,800
    8,810,000    7.375%, 9/01/24 (Alternative Minimum Tax)                                             3/01 at 103  AAA    9,345,119

    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.5%

$   6,955,000   State of Florida, Full Faith and Credit, State Board of Education, Public Education Capital Outlay Bonds,
                 1993 Series F, 6.000%, 6/01/20                                                        6/05 at 101  AA+  $ 7,446,719

    2,810,000   Broward County, Florida, Public Improvement Refunding Bonds, Series 1986,
                 12.500%, 1/01/04                                                                     No Opt. Call  AA     3,921,748

    3,700,000   Dade County, Florida, Public Improvement Refunding Bonds, Series 1986,
                 12.000%, 10/01/98                                                                    No Opt. Call  Aaa    3,777,182

    4,410,000   Dade County, Florida, Public Improvement Bonds (Series H), General Obligation
                 Bonds, 6.700%, 6/01/02                                                               No Opt. Call  Aaa    4,831,949


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 6.5%

    2,395,000   Dade County, Florida, Special Obligation Bonds (Courthouse Center Project),
                 Series 1994, 6.300%, 4/01/14                                                          4/04 at 102  A3     2,630,931

    8,905,000   Dade County, Florida, Special Obligation and Refunding Bonds, Series 1996B,
                 5.000%, 10/01/35                                                                     10/06 at 102  Aaa    8,648,002

    5,000,000   The County of Hernando, Florida (Criminal Justice Complex Financing Program),
                 1986 Series,                                                                         No Opt. Call  Aaa    6,584,200
                 7.650%, 7/01/16

    1,400,000   City of Pembroke Pines, Florida, Capital Improvement Revenue Bonds, Series 1995,
                 6.000%, 10/01/25                                                                     10/04 at 102  Aaa    1,527,610

                Tampa Sports Authority, 1995 Special Purpose Bonds, State of
                Florida, Sales Tax Payment Series (Tampa Bay Arena Project):
    1,250,000    5.750%, 10/01/20                                                                     No Opt. Call  Aaa    1,380,275
    2,585,000    5.750%, 10/01/25                                                                     No Opt. Call  Aaa    2,875,709


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 8.8%

    4,800,000   Dade County, Florida, Aviation Revenue Bonds (Series U), 6.750%, 10/01/06
                 (Alternative Minimum Tax)                                                            10/98 at 102  Aa3    4,930,320

    1,500,000   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%, 10/01/26
                 (Alternative Minimum Tax)                                                            10/06 at 102  Aaa    1,581,255

                Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, City of Orlando, Florida, Series 1997:
    4,700,000    5.750%, 10/01/09 (Alternative Minimum Tax)                                           No Opt. Call  Aaa    5,120,650
    1,990,000    5.750%, 10/01/10 (Alternative Minimum Tax)                                           No Opt. Call  Aaa    2,170,175
    2,500,000    5.750%, 10/01/11 (Alternative Minimum Tax)                                           No Opt. Call  Aaa    2,726,850

    4,780,000   Hillborough County Aviation Authority, Florida, Tampa International Airport Revenue Refunding Bonds,
                 Series 1997 A, 5.750%, 10/01/06 (Alternative Minimum Tax)                            No Opt. Call  Aaa    5,210,104

    2,130,000   Hillsborough County Aviation Authority, Florida, Tampa International Airport Revenue Refunding Bonds,
                 1991 Series A, 6.900%, 10/01/11                                                      10/99 at 102  Aaa    2,243,231

    3,500,000   Hillsborough County Aviation Authority, Florida, Tampa International Airport Revenue Bonds,
                 Series 1996B, 5.875%, 10/01/23                                                       10/06 at 102  Aaa    3,753,190

    2,590,000   Hillsborough County Aviation Authority, Florida, Tampa International Airport Revenue Bonds,
                 1996 Series A, 6.000%, 10/01/23 (Alternative Minimum Tax)                            10/06 at 102  Aaa    2,790,181

    1,425,000   County of Volusia, Florida, Airport System Revenue Bonds, Series 1991 (Daytona Beach Regional Airport),
                 7.000%, 10/01/21 (Alternative Minimum Tax)                                           10/00 at 102  Aaa    1,529,823


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 32.4%

   10,165,000   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds, Series 1991, 6.750%, 9/01/21
                 (Pre-refunded to 9/01/01)                                                             9/01 at 101  Aaa   11,083,103

    7,475,000   Certificates of Participation, Series 1991A, The School Board of Broward County, Florida, 6.500%, 7/01/11
                 (Pre-refunded to 7/01/01)                                                             7/01 at 102  Aaa    8,134,893

   12,000,000   Charlotte County, Florida, Utility System Revenue Bonds, Series 1991, 7.000%, 10/01/14
                 (Pre-refunded to 10/01/01)                                                           10/01 at 102  Aaa   13,295,880

    7,345,000   Collier County Water-Sewer District (Florida), Water and Sewer Revenue Bonds, Series 1991,
                 6.500%, 7/01/21 (Pre-refunded to 7/01/99)                                             7/99 at 102  Aaa    7,695,063

    6,750,000   The School District of Dade County, Florida, General Obligation School Bonds, Series 1989,
                 7.375%, 7/01/08 (Pre-refunded to 7/01/99)                                             7/99 at 102  Aaa    7,128,000

    7,225,000   Dade County Special Obligation and Refunding Bonds, Series 1996B, 0.000%, 10/01/20
                 (Pre-refunded to 10/01/08)                                                      10/08 at 48 27/32  Aaa    2,242,423

    7,000,000   Escambia County Health Facilities Authority, Health Facilities Revenue Refunding Bonds (Baptist
                 Hospital, Inc), Series 1988 A, 8.700%, 10/01/14 (Pre-refunding to 10/01/98)          10/98 at 102  BBB+***7,217,070

      950,000   City of Fort Myers, Florida, Improvement Revenue Bonds (Special Assessment, Geographical Area No. 24
                 Improvements), Series 1991A, 7.100%, 7/01/06 (Pre-refunded to 7/01/03)                7/03 at 100  BBB-***1,072,008

    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$   1,565,000   Green Cove Springs, Utilities Refunding Revenue Bonds, Series 1991, 6.750%, 10/01/10
                 (Pre-refunded to 10/01/01)                                                           10/01 at 102  Aaa $  1,723,190

    3,530,000   Halifax Hospital Medical Center (Daytona Beach, Florida), Hospital Revenue Refunding Bonds, 1991
                 Series A, 6.750%, 10/01/06 (Pre-refunded to 10/01/01)                                10/01 at 102  Aaa    3,883,423

    1,870,000   Hillsborough County Aviation Authority, Florida, Tampa International Airport Revenue Refunding Bonds,
                 1991 Series A, 6.900%, 10/01/11 (Pre-refunded to 10/01/99)                           10/99 at 102  Aaa    1,979,320

   11,000,000   Jacksonville Health Facilities Authority, Health Facilities Revenue Refunding Bonds, Daughters of
                 Charity National Health System, Inc., St. Vincent's Medical Center Issue, Series 1990,
                 7.500%, 11/01/15 (Pre-refunded to 11/01/00)                                          11/00 at 102  Aaa   12,068,980

    4,500,000   Orange County, Florida, Tourist Development Tax Refunding Revenue Bonds, Series 1992A,
                 6.000%, 10/01/21 (Pre-refunded to 10/01/02)                                          10/02 at 100  Aaa    4,834,800

   10,985,000   Palm Beach County Health Facilities Authority, Hospital Revenue Refunding Bonds, Series 1988
                 (JFK Medical Center, Inc. Projects), 8.875%, 12/01/18 (Pre-refunded to 12/01/98)     12/98 at 102  N/R***11,439,450

    5,000,000   St. Lucie County, Florida, Utility System Revenue Bonds, Series 1990, 7.125%, 10/01/17
                 (Pre-refunded to 10/01/00)                                                           10/00 at 102  Aaa    5,436,350

    4,000,000   City of St. Petersburg, Health Facilities Authority (Florida), Revenue Bonds, Series 1985 A
                 (Allegany Health System Loan Program), 7.000%, 12/01/15 (Pre-refunded to 12/01/01)   12/01 at 102  Aaa    4,444,880

    4,500,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project), Series 1992,
                 7.750%, 5/01/27 (Pre-refunded to 5/01/02)                                             5/02 at 102  N/R*** 5,124,014

    2,900,000   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds, Series 1992, 6.000%, 10/01/17
                 (Pre-refunded to 10/01/02)                                                           10/02 at 101  Aaa    3,140,177

      475,000   County of Volusia, Florida, Airport System Revenue Bonds, Series 1991 (Daytona Beach Regional Airport),
                 7.00%, 10/01/21 (Alternative Minimum Tax) (Pre-refunded to 10/01/00)                 10/00 at 102  Aaa      514,434

    5,650,000   Certificates of Participation (School Board of Volusia County, Florida, Master Lease Program),
                 Series 1991, 6.750%, 8/01/11 (Pre-refunded to 8/01/01)                                8/01 at 102  Aaa    6,199,236


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.4%

      435,000   City of Green Cove Springs, Utilities Refunding Revenue Bonds, Series 1991,
                 6.750%, 10/01/10                                                                     10/01 at 102  Aaa      474,011

   10,000,000   Jacksonville Electric Authority (Jacksonville, Florida), St. Johns River Power Park System, Special
                 Obligation Bonds, First Crossover Series, 6.000%, 10/01/15                           10/99 at 100  Aa1   10,206,200

    4,250,000   City of Lakeland, Florida, Electric and Water Revenue Bonds (Junior Subordinate Lien), Refunding and
                 Improvement, Series 1996B, 6.000%, 10/01/11                                          No Opt. Call  Aaa    4,823,835

                Lee County, Florida, Solid Waste System Revenue Bonds, Series 1991A:
    6,500,000    7.000%, 10/01/05 (Alternative Minimum Tax)                                           10/01 at 102  Aaa    7,131,735
    4,750,000    7.000%, 10/01/06 (Alternative Minimum Tax)                                           10/01 at 102  Aaa    5,211,653

   10,620,000   Martin County, Florida, Pollution Control Revenue Refunding Bonds (Florida Power and Light
                 Company Project), Series 1990, 7.300%, 7/01/20                                        7/00 at 102  Aaa   11,454,307

    7,460,000   Orlando Utilities Commission, Water and Electric Subordinated Revenue Bonds, Series 1989D,
                 5.000%, 10/01/23                                                                     10/99 at 100  Aa2    7,245,823

    5,250,000   Orlando Utilities Commission, Water and Electric Revenue Refunding Bonds, Series 1992,
                 6.000%, 10/01/10                                                                     No Opt. Call  Aa1    5,955,915

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.3%

      835,000   Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds, Series 1991,
                 6.750%, 9/01/21                                                                       9/01 at 101  Aaa      903,796

    4,155,000   Collier County Water-Sewer District (Florida), Water and Sewer Revenue Bonds, Series 1991,
                 6.500%, 7/01/21                                                                       7/99 at 102  Aaa    4,331,795

    6,000,000   Village of Royal Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 1991,
                 6.875%, 10/15/15                                                                     10/01 at 102  Aaa    6,585,000

    5,250,000   Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992,
                 6.000%, 10/01/19                                                                     No Opt. Call  Aaa    5,954,288

    1,450,000   City of Tampa, Florida, Water and Sewer Systems Revenue Bonds, Series 1992,
                 6.000%, 10/01/17                                                                     10/02 at 101  Aaa    1,551,906
------------------------------------------------------------------------------------------------------------------------------------

$ 336,885,000   Total Investments - (cost $330,874,207) - 98.0%                                                          357,620,721
=============

    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 1.0%

 $  3,200,000   Allegheny County Hospital Development Authority (Allegheny County, Pennsylvania), Health Center
                 Revenue Bonds, Series 1990 A (Presbyterian-University Health System, Inc.), Variable Rate Demand
                 Bonds, 3.600%, 3/01/20+                                                                          VMIG-1 $ 3,200,000

      500,000   The University Athletic Association, Inc., Capital Improvement Revenue Bonds, Series 1990, Variable
                 Rate Demand Bonds, 3.700%, 2/01/20+                                                              VMIG-1     500,000
------------------------------------------------------------------------------------------------------------------------------------

$   3,700,000   Total Temporary Investments - 1.0%                                                                         3,700,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                       3,434,168
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 364,754,889
                ====================================================================================================================

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
                            June 30, 1998

    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EDUCATION AND CIVIC ORGANIZATIONS - 2.6%

                Brevard County Educational Facilities Authority (Florida), Refunding and Improvement Revenue
                Bonds, Series 1992:
$   3,115,000    6.750%, 11/01/07                                                                     11/02 at 102  BBB $  3,434,879
    4,790,000    6.875%, 11/01/22                                                                     11/02 at 102  BBB    5,149,921


------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 7.1%

    1,000,000   Alachua County Health Facilities Authority (Florida), Health Facilities Revenue Bonds, Series 1992R
                 (Shands Hospital at the University of Florida Project), 5.750%, 12/01/15             12/02 at 100  Aaa    1,035,570

   10,395,000   City of Jacksonville, Florida, Hospital Revenue Bonds, Series 1992 (University Medical Center, Inc. Project),
                 6.600%, 2/01/21                                                                       2/02 at 102  AAA   11,254,770

    1,500,000   City of Leesburg, Florida, Hospital Revenue Refunding Bonds (Leesburg Regional Medical Center Project),
                 Series 1993A, 6.250%, 7/01/09                                                         7/03 at 102  A-     1,615,560

    2,000,000   Orange County Health Facilities Authority, Hospital Revenue Bonds (Orlando Regional Healthcare System),
                 Series 1996A, 6.250%, 10/01/18                                                       No Opt. Call  Aaa    2,315,340

    1,675,000   Orange County Health Facilities Authority, Hospital Revenue Bonds (Adventist Health System/
                 Sunbelt, Inc.), Series 1991-A, 6.875%, 11/15/15                                      11/01 at 102  Aaa    1,835,850

    5,000,000   Orange County Health Facilities Authority, Hospital Revenue Bonds (Adventist Health System/
                 Sunbelt Obligated Group), Series 1995, 5.750%, 11/15/25                              11/05 at 102  Aaa    5,275,700


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 4.0%

    1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1995 Series F (Holly Cove Apartment Project),
                 6.150%, 10/01/25 (Alternative Minimum Tax)                                           10/05 at 102  Aaa    1,058,440

                Florida Housing Finance Agency, Housing Revenue Bonds, 1997
                Series F (Mar Lago Village Apartments Project):
    1,655,000    5.800%, 12/01/17 (Alternative Minimum Tax)                                           12/07 at 102  Aaa    1,733,811
    1,670,000    5.900%, 12/01/27 (Alternative Minimum Tax)                                           12/07 at 102  Aaa    1,752,014

    1,750,000   Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds, 1992 Series A,
                 6.400%, 6/01/24                                                                       6/02 at 103  AAA    1,855,000

                Housing Finance Authority of Broward County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1996
                (Tamarac Pointe Apartments Project-GNMA Collateralized):
    1,500,000    6.250%, 7/01/26                                                                       7/06 at 102  AAA    1,613,160
    1,000,000    6.300%, 1/01/32                                                                       7/06 at 102  AAA    1,077,670

    1,000,000   Hialeah Housing Authority, Housing Revenue Refunding Bonds, Series 1998 (GNMA Collateralized),
                 Affordable Housing, 5.300%, 12/20/18                                                 12/08 at 105  AAA    1,008,220

    3,240,000   Housing Finance Authority of Pinellas County, Florida, Multifamily Housing Revenue Bonds
                (Emerald Bay Apartment Projects), Series 1998 A, 5.000%, 4/01/28 (Alternative Minimum Tax)
                (Mandatory put 4/01/08)                                                                1/08 at 100  AAA    3,264,365


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.9%

    5,300,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, 1995 Series 2 (Refunding/New
                 Money Issue), 6.200%, 7/01/27 (Alternative Minimum Tax)                               1/06 at 102  AA     5,587,790

    3,745,000   Florida Housing Finance Agency, Home Ownership Revenue Refunding Bonds, 1987 Series G1,
                 8.595%, 11/01/17                                                                     No Opt. Call  AAA    4,379,665

    2,794,000   Housing Finance Authority of Dade County, Florida, Single Family Mortgage Revenue Refunding Bonds,
                 1991 Series D, 6.950%, 12/15/12                                                      12/01 at 102  Aaa    2,968,066

      410,000   Housing Finance Authority of Dade County, Florida, Single Family Mortgage Revenue Bonds, 1991 Series E,
                 7.000%, 3/01/24                                                                       3/01 at 102  Aaa      431,291

    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY (continued)

$   1,665,000   Housing Finance Authority of Dade County, Florida, Single Family Mortgage
                 Revenue Bonds, Series 1995,                                                           4/05 at 102  AAA  $ 1,749,699
                 6.500%, 10/01/27 (Alternative Minimum Tax)

    2,675,000   Housing Finance Authority of Lee County, Florida, Single Family Mortgage
                 Revenue Bonds (Multi-County                                                           3/07 at 105  Aaa    3,021,600
                 Program), Series 1997A, Subseries 1, 7.200%, 3/01/27 (Alternative Minimum Tax)

    1,995,000   Orange County Housing Finance Authority, Single Family Mortgage Revenue Bonds          4/06 at 102  AAA    2,109,393
                 (GNMA and Fannie Mae Mortgage-Backed Securities Program), Series 1996A, 6.300%, 4/01/28
                 (Alternative Minimum Tax)

                Orange County Housing Finance Authority, Single Family Mortgage
                Revenue Bonds (GNMA and Fannie Mae Mortgage Backed Securities
                Program), Series 1997B:
    1,000,000    5.800%, 9/01/17 (Alternative Minimum Tax)                                             9/07 at 102  AAA    1,041,660
    5,250,000    5.100%, 9/01/27 (Alternative Minimum Tax)                                             9/07 at 102  AAA    5,359,095

    2,540,000   Housing Finance Authority of Palm Beach County, Florida, Single Family Mortgage
                 Revenue Bonds, Series 1997A, 5.900%, 4/01/29 (Alternative Minimum Tax)                4/07 at 102  Aaa    2,644,419


------------------------------------------------------------------------------------------------------------------------------------
                OTHER REVENUE - 1.6%

    5,000,000   Jacksonville Electric Authority, Special Obligation, 5th Crossover Series,
                 5.375%, 10/01/10                                                                     10/04 at 101  Aa1    5,231,600


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.1%

                State of Florida, Full Faith and Credit, State Board of
                Education, Public Education Capital Outlay Bonds, Series 1989-A
                (Refunding Bonds):
    3,290,000    7.250%, 6/01/23                                                                      6/00 at 102   AA+    3,528,097
    5,000,000    6.000%, 6/01/25                                                                      6/00 at 100   AA+    5,135,750

    2,150,000   Alachua County Library District, Florida, General Obligation Refunding Bonds,
                 Series 1991, 6.600%, 8/01/10                                                         8/01 at 102   Aaa    2,336,276

    4,525,000   Dade County, Florida, Public Improvement Bonds, Series I, General Obligation Bonds,
                 6.900%, 7/01/02                                                                     No Opt. Call   Aaa    4,997,682

    7,350,000   City of Fort Lauderdale, Florida, General Obligation Refunding Bonds, Series 1992,
                 6.300%, 7/01/07                                                                      1/99 at 101   AA     7,511,112


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.5%

    2,000,000   Certificates of Participation, Series 1994, The Department of Corrections
                 (State of Florida), 6.000%, 3/01/14                                                 3/04 at 102    A1     2,144,700

    3,170,000   City of Jacksonville, Florida, Excise Taxes Revenue Bonds, Series 1993,
                 0.000%, 10/01/15                                                                   No Opt. Call    Aaa    1,334,063
                 (Alternative Minimum Tax)

    2,000,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series 1994,
                 6.125%, 1/01/24                                                                     1/04 at 102    Aaa    2,179,480

    5,500,000   City of St. Petersburg, Florida, Public Improvement Refunding Revenue Bonds,
                 Series 1992,  6.375%, 2/01/12                                                       2/02 at 102    Aaa    5,957,270



------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 16.2%

    5,000,000   Broward County, Florida, Airport System Revenue Bonds, Series B, 7.625%, 10/01/13   10/98 at 102    Aaa    5,140,650
                 (Alternative Minimum Tax)

    8,450,000   Dade County, Florida, Aviation Revenue Bonds, Series U, 6.750%, 10/01/06
                 (Alternative Minimum Tax)                                                          10/98 at 102    Aa3    8,679,418

   12,000,000   Dade County, Florida, Aviation Bonds, Series 1996A, 5.750%, 10/01/26
                 (Alternative Minimum Tax)                                                          10/06 at 102    Aaa   12,650,040

    1,500,000   Dade County, Florida, Aviation Revenue Bonds, Series 1995B, 6.000%, 10/01/24
                 (Alternative Minimum Tax)                                                          10/05 at 102    Aaa    1,612,770

    8,540,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds,
                 Series 1992A, 6.500%, 10/01/12 (Alternative Minimum Tax)                           10/02 at 102    Aaa    9,322,862


    5,000,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds of the
                 City of Orlando, Florida, Series 1997, 5.250%, 10/01/23                            10/07 at 101    Aaa    4,996,100
                 (Alternative Minimum Tax)

    7,500,000   Palm Beach County, Florida, Airport System Revenue Refunding Bonds, Series 1991,
                 7.750%, 10/01/10                                                                   10/01 at 102    Aaa    8,434,425

    2,500,000   Palm Beach County, Florida, Airport System Revenue Refunding Bonds, Series 1992,
                 6.375%, 10/01/14                                                                   10/02 at 102    Aaa    2,737,075


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 28.9%

    2,750,000   State Board of Education of Florida, Public Education Capital Outlay Bonds,
                 Series 1991-C, 6.625%, 6/01/22 (Pre-refunded to 6/01/02)                            6/02 at 101    Aaa    3,025,028


    1,000,000   State of Florida, Full Faith and Credit, Pollution Control Bonds, Series Y,
                 Division of Bond Finance of the Department of General Services,                     7/02 at 101   AA+***  1,099,350
                 6.600%, 7/01/17 (Pre-refunded to 7/01/02)

    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)

$   1,500,000   Bradford County Health Facilities Authority, Revenue Refunding Bonds, Series 1993   No Opt. Call    AAA  $ 1,678,770
                 (Santa Fe HealthCare Facilities Project), 6.050%, 11/15/16

    3,490,000   Charlotte County, Florida, Utility System Revenue Bonds, Series 1991,
                 6.875%, 10/01/21 (Pre-refunded to 10/01/01)                                        10/01 at 102    Aaa    3,854,845


    3,910,000   Collier County Water-Sewer District, Florida, Water and Sewer Revenue Bonds,
                 Series 1991, 6.500%, 7/01/21 (Pre-refunded to 7/01/99)                              7/99 at 102    Aaa    4,096,351


    7,000,000   Dade County Health Facilities Authority, Hospital Revenue Refunding Bonds,
                 Series 1992 (North Shore Medical Center Project),                                   8/02 at 102    Aaa    7,745,430
                 6.500%, 8/15/15 (Pre-refunded to 8/15/02)

    2,205,000   City of Dunedin, Florida, Hospital Revenue Bonds, Series 1991 (Mease Health Care),  11/01 at 102    Aaa    2,432,005
                 6.750%, 11/15/21 (Pre-refunded to 11/15/01)

    1,000,000   Hillsborough County, Florida, Capital Improvement Non-Ad Valorem Revenue Bonds
                 (Museum of Science and Industry Project), Series 1992,                              1/00 at 102    A***   1,056,270
                 6.450%, 1/01/22 (Pre-refunded to 1/01/00)

    4,750,000   City of Hollywood, Florida, Water and Sewer Revenue Bonds, Series 1991,
                 6.875%, 10/01/21 (Pre-refunded to 10/01/01)                                        10/01 at 102    Aaa    5,246,565


    4,625,000   Jacksonville Electric Authority (Jacksonville, Florida), Bulk Power Supply
                 System Revenue Bonds (Scherer 4 Project, Issue One, Series 1991A),             10/00 at 101 1/2    Aaa    4,972,476
                 6.750%, 10/01/21 (Pre-refunded to 10/01/00)

    2,750,000   Kissimmee Utility Authority, Florida, Electric System Improvement and
                 Refunding Revenue Bonds, Series 1991, 6.500%, 10/01/17                             10/01 at 102    Aaa    3,007,208
                 (Pre-refunded to 10/01/01)

    2,500,000   City of Leesburg, Florida, Capital Improvement Hospital Revenue Bonds
                 (Leesburg Regional Medical Center Project), Series 1991A,                           7/02 at 102  A-***    2,849,875
                 7.500%, 7/01/21 (Pre-refunded to 7/01/02)

                Orange County, Florida, Tourist Development Tax Refunding Revenue Bonds, Series 1992A:
    3,000,000    6.500%, 10/01/19 (Pre-refunded to 10/01/02)                                        10/02 at 102    Aaa    3,331,740
    7,490,000    6.000%, 10/01/21 (Pre-refunded to 10/01/02)                                        10/02 at 100    Aaa    8,047,256

    7,375,000   Orlando, Florida, Utilities Commission, Water and Electric Subordinated
                 Revenue Bonds, Series 1991A,  6.500%, 10/01/20 (Pre-refunded to 10/01/01)          10/01 at 102    Aaa    8,064,784


   11,000,000   Reedy Creek Improvement District, Florida (Located in Orange and Osceola
                 Counties), Utilities Revenue Bonds, Series 1991-1, 6.500%, 10/01/16                10/01 at 101    Aaa   11,932,140
                 (Pre-refunded to 10/01/01)

    5,000,000   City of St. Petersburg Health Facilities Authority, Florida, Revenue Bonds,
                 Series 1985 A (Allegany Health  System Loan Program),                              12/01 at 102    Aaa    5,556,100
                 7.000%, 12/01/15 (Pre-refunded to 12/01/01)

    2,300,000   Sarasota County, Florida, Utility System Revenue Bonds, Series 1994,
                 6.500%, 10/01/22 (Pre-refunded to 10/01/04)                                        10/04 at 102    Aaa    2,622,850


    2,000,000   The School Board of Seminole County, Florida, Certificates of Participation,
                 Series 1994A, 6.125%, 7/01/19 (Pre-refunded to 7/01/04)                             7/04 at 102    Aaa    2,233,020


    1,000,000   City of Stuart, Florida, Public Utilities Revenue Improvement Bonds, Series 1994,
                 6.800%, 10/01/24 (Pre-refunded to 10/01/03)                                        10/03 at 100    Aaa    1,124,390


    3,000,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),
                 Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)                              5/02 at 102 N/R***    3,416,010


    7,145,000   Tampa Water and Sewer Systems, Short Rites Revenue Bonds, Series 1992A,
                 6.250%, 10/01/12 (Pre-refunded to 10/01/02)                                        10/02 at 101   Aaa     7,779,546



------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.8%

   10,000,000   Citrus County, Florida, Pollution Control Refunding Revenue Bonds, Series 1992A
                 (Florida Power Corporation Crystal River Power Plant Project),                      1/02 at 102   A1     10,874,800
                  6.625%, 1/01/27

    5,830,000   Hillsborough County Industrial Development Authority, Florida, Pollution Control
                 Revenue Bonds (Tampa Electric Company Project), Series 1991, 7.875%, 8/01/21        8/01 at 103   AA      6,589,416


    9,800,000   Hillsborough County Industrial Development Authority, Pollution Control Revenue
                 Refunding Bonds (Tampa Electric Company Project), Series 1992, 8.000%, 5/01/22      5/02 at 103   AA     11,305,378


                Jacksonville Electric Authority (Jacksonville, Florida), St. Johns River Power Park System Refunding
                Revenue Bonds, Issue Two, Series Seven:
    1,500,000    5.750%, 10/01/12                                                                   10/02 at 101   Aa1     1,584,435
    2,000,000    5.500%, 10/01/14                                                                   10/02 at 101   Aa1     2,060,880

    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------

                UTILITIES (continued)

$   5,000,000   City of Lakeland, Florida, Electric and Water Revenue Bonds (Junior Subordinate Lien), Refunding
                 Series 1996, 6.500%, 10/01/09                                                        No Opt. Call  Aaa  $ 5,891,950

    7,000,000   Solid Waste Authority of Palm Beach County, Refunding Revenue Bonds, Series 1997A,
                 6.000%, 10/01/09                                                                     No Opt. Call  Aaa    7,921,900

    2,500,000   St. Lucie County, Florida, Solid Waste Disposal Revenue Bonds (Florida Power and Light Company Project),
                 Series 1991, 7.150%, 2/01/23 (Alternative Minimum Tax)                                2/01 at 102  AA-    2,712,475


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.1%

    2,190,000   Collier County Water-Sewer District, Florida, Water and Sewer Revenue Bonds, Series 1991,
                 6.500%, 7/01/21                                                                       7/99 at 102  Aaa    2,283,185

    5,000,000   Town of Davie, Florida, Water and Sewer Improvement and Refunding Revenue Bonds, Series 1992,
                 6.250%, 10/01/07                                                                     10/02 at 102  Aaa    5,450,150

    1,500,000   Peace River/Manasota Regulated Water Supply Authority, Revenue Bonds (Peace River Option Project),
                 Series 1998A, 5.000%, 10/01/28                                                       10/08 at 101  AAA    1,462,200

    1,000,000   City of Venice, Florida, Utilities Revenue Refunding Bonds, Series 1993,
                 5.500%, 7/01/14                                                                       7/03 at 102  Aaa    1,036,100
------------------------------------------------------------------------------------------------------------------------------------

$ 300,249,000   Total Investments - (cost $300,177,954) - 97.8%                                                          322,847,196
=============
                TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 0.7%

 $  2,300,000   Allegheny County Hospital Development Authority (Presbyterian-University Health System), Variable Rate
=============    Demand Bonds, 3.600%, 3/01/18+                                                               VMIG-1       2,300,000
                --------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 1.5%                                                                       4,825,703
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $ 329,972,899
                ====================================================================================================================


* Optional Call Provisions (not covered by the report of independent auditors):
Dates (month and year) and prices of the earliest optional call or redemption.
There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Pre-refunded securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

                            PORTFOLIO OF INVESTMENTS
                            NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
                            June 30, 1998



    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 7.4%

$   2,500,000   Alachua County Health Facilities Authority (Florida), Health Facilities Revenue Bonds, Series 1992R
                 (Shands Hospital at the University of Florida Project), 5.750%, 12/01/15             12/02 at 100  Aaa  $ 2,588,925

    2,000,000   Brevard County Health Facilities Authority, Hospital Revenue Bonds, Series 1996 (Holmes Regional
                 Medical Center Project), 5.625%, 10/01/14                                            10/06 at 101  Aaa    2,113,520

    2,500,000   Hillsborough County Industrial Development Authority, Industrial Development Revenue Bonds,
                 Series 1994 (University Community Hospital), 6.500%, 8/15/19                         No Opt. Call  Aaa    2,983,750

    5,000,000   Hospital Board of Directors of Lee County, Florida, Hospital Revenue Bonds (Lee Memorial Health
                 System), Fixed Rate Hospital Revenue Bonds, 1997 Series A, 5.750%, 4/01/22            4/07 at 102Aaa      5,306,400

    5,000,000   North Broward Hospital District (Florida), Refunding and Improvement Revenue Bonds, Series 1997,
                 5.375%, 1/15/24                                                                       1/07 at 101Aaa      5,088,450

    5,855,000   Polk County Industrial Development Authority, Industrial Development Revenue Bonds,
                 1985 Series 2 (Winter Haven Hospital Project), 6.250%, 9/01/15                        9/02 at 103Aaa      6,388,391


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 7.5%

                Florida Housing Finance Agency, Housing Revenue Bonds, 1996
                Series D-1 (Sterling Palms Apartments Project):
    1,000,000    6.300%, 12/01/16 (Alternative MinimumTax)                                             6/06 at 102  Aaa    1,076,320
    1,500,000    6.400%, 12/01/26 (Alternative MinimumTax)                                             6/06 at 102  Aaa    1,619,940

      750,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series V (The Crossings at Indian Run
                 Apartments Project), 6.100%, 12/01/26 (Alternative Minimum Tax)                      12/06 at 102  Aaa      794,445

    1,400,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1997 Series A (Riverfront Apartments
                 Project), 6.250%, 4/01/37 (Alternative Minimum Tax)                                   4/07 at 102  Aaa    1,495,970

    1,000,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1996 Series C1 (Turtle Creek Apartments
                 Project), 6.100%, 5/01/16 (Alternative MinimumTax)                                    5/06 at 102  Aaa    1,060,620

    1,590,000   Florida Housing Finance Agency, Housing Revenue Bonds, 1995 Series E (Williamsburg Village
                 Apartments Project), 6.100%, 12/01/20 (Alternative Minimum Tax)                      12/05 at 102  Aaa    1,684,494

    2,575,000   Housing Finance Authority of Broward County, Florida, Multifamily Housing Revenue Refunding Bonds
                (Deer Chase Apartments Project - GNMACollateralized),Series 1997 A-1,
                 5.950%, 11/01/27                                                                      5/07 at 102  AAA    2,702,746

    1,000,000   Housing Finance Authority of Broward County, Florida, Multifamily Housing Revenue Refunding Bonds
                 (Pompano Oaks Apartments Project - GNMA Collateralized), Series 1997, 6.000%, 12/01/27
                 (Alternative MinimumTax)                                                              6/07 at 102  Aaa    1,046,440

                Housing Finance Authority of Collier County, Florida,
                Multifamily Housing Revenue Refunding Bonds, Series 1998A,
                Subseries 1 (Saxon Manor Isles Project):
    1,040,000    5.350%, 9/01/18 (Alternative Minimum Tax)                                             3/08 at 101  Aaa    1,044,961
    1,400,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                             3/08 at 101  Aaa    1,406,650

                Collier County Housing Finance Authority, Multifamily Housing
                Revenue Bonds, Series 98B, Saxon Manor Isles Phase II Project:
    1,260,000    5.350%, 9/01/18 (Alternative Minimum Tax)                                             3/08 at 101  Aaa    1,266,010
    1,000,000    5.400%, 9/01/23 (Alternative Minimum Tax)                                             3/08 at 101  Aaa    1,004,750

                Dade County Housing Finance Authority, Multifamily Mortgage
                Revenue Bonds, Siesta Pointe Apartments Project - 1997:
    1,230,000    5.650%, 9/01/17 (Alternative MinimumTax)                                              9/07 at 101  Aaa    1,263,407
    1,690,000    5.700%, 9/01/22 (Alternative MinimumTax)                                              9/07 at 101  Aaa    1,735,782
    1,890,000    5.750%, 9/01/29 (Alternative MinimumTax)                                              9/07 at 101  Aaa    1,941,087

    3,605,000   City of Jacksonville, Florida, Housing Revenue Refunding Bonds, Series 1993A (GNMA Collateralized-
                 Windermere Manor Apartments Project), 5.875%, 3/20/28                                 9/03 at 102  AAA    3,727,714



    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 3.9%

$   3,985,000   Florida Housing Finance Agency, Homeowner Mortgage Revenue Bonds, 1997 Series 2,
                 5.750%, 7/01/14 (Alternative MinimumTax)                                              7/07 at 102  Aaa  $ 4,149,939

    5,245,000   Duval County Housing Finance Authority, Single Family Mortgage Revenue Bonds (GNMA
                 Mortgage-Backed Securities Program), Series 1994, 6.700%, 10/01/26
                 (Alternative Minimum Tax)                                                            10/04 at 102  Aaa    5,613,776

    3,005,000   Escambia County Housing Finance Authority (Florida), Single Family Mortgage Revenue Bonds,
                 Series 1992A (Multi-County Program), 6.900%, 4/01/20 (Alternative Minimum Tax)       10/02 at 102  Aaa    3,174,662


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.9%

    3,160,000   Dade County, Florida, Public Improvement Bonds (Series H), General Obligation Bonds,
                 6.600%, 6/01/01                                                                      No Opt. Call  Aaa    3,389,985

                Dade County, Florida, Public Improvement Bonds (Series I), General Obligation Bonds:
    4,000,000    6.900%, 7/01/01                                                                      No Opt. Call  Aaa    4,331,400
    5,125,000    6.900%, 7/01/04                                                                      No Opt. Call  Aaa    5,850,444

    2,000,000   Dade County, Florida, General Obligation Bonds (Parks Program), Series 1997,
                 5.125%, 11/01/22                                                                     11/07 at 102  Aaa    1,980,640

                The School District of Dade County, Florida, General Obligation School Bonds, Series 1994:
    5,000,000    5.000%, 8/01/12                                                                       8/03 at 101  Aaa    5,029,750
    3,500,000    5.000%, 8/01/14                                                                       8/03 at 101  Aaa    3,497,935

    2,000,000   Miami General Obligation Bonds, Series 1995, Sanitary Sewer System, 5.400%, 1/01/12    1/03 at 101  Aaa    2,064,140


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.7%

    3,500,000   State of Florida, Department of Environmental Protection, Preservation 2000 Revenue Bonds, Series 1994A,
                 4.900%, 7/01/13                                                                       7/04 at 101  Aaa    3,485,650

    4,500,000   State of Florida, Department of Environmental Protection, Preservation 2000 Revenue Bonds, Series 1995A,
                 5.750%, 7/01/11                                                                       7/05 at 101  Aaa    4,838,175

    2,100,000   City of Gulf Breeze (Florida), Local Government Loan Program, Revenue Bonds, Series 1985 B,
                 5.900%, 12/01/15 (Mandatory put 12/01/10)                                            12/06 at 101  Aaa    2,272,431

    1,400,000   Hernando County, Florida, Capital Improvement Refunding Revenue Bonds, Series 1993,
                 5.750%, 2/01/14                                                                       2/03 at 102  Aaa    1,494,556

    1,025,000   Jacksonville Sales Tax Revenue Bonds, Series 1995 (River City Renaissance Project),
                 5.500%, 10/01/10                                                                     10/05 at 101  Aaa    1,090,211

   10,235,000   School Board of Okaloosa County, Florida, Sales Tax Revenue Bonds, Series 1995,
                 6.000%, 9/01/99                                                                      No Opt. Call  Aaa   10,508,991

    1,000,000   City of Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series 1994,
                 7.000%, 1/01/14                                                                       1/04 at 102  Aaa    1,137,900

    2,310,000   Orange County Tourist Development, Tax Revenue Refunding Bonds, Series 1997,
                 6.000%, 10/01/07                                                                     No Opt. Call  Aaa    2,598,542

    6,000,000   Orange County Tourist Development, Tax Revenue Bonds, Series 1992A,
                 6.250%, 10/01/13                                                                     10/02 at 102  Aaa    6,540,180

                Palm Beach County, Florida, Administrative Complex Revenue Refunding Bonds, Series 1993:
    1,265,000    5.200%, 6/01/06                                                                      No Opt. Call  Aaa    1,337,636
    6,500,000    5.250%, 6/01/11                                                                      No Opt. Call  Aaa    6,891,560

                Palm Beach County, Florida, Criminal Justice Facilities, Revenue Refunding Bonds, Series 1993:
    3,000,000    5.375%, 6/01/08                                                                      No Opt. Call  Aaa    3,229,200
    4,000,000    5.375%, 6/01/10                                                                      No Opt. Call  Aaa    4,302,800

    2,335,000   Pasco County, Florida, Gas Tax Refunding Revenue Bonds, Series 1992, 5.750%, 8/01/13   8/02 at 102  Aaa    2,489,811


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 18.9%

    2,000,000   Florida Turnpike Authority, Department of Transportation, Series B, Turnpike Revenue Bonds,
                 5.250%, 7/01/13                                                                       7/08 at 101  Aaa    2,065,000

                State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 1995A:
   10,000,000    5.500%, 7/01/13                                                                       7/05 at 101  Aaa   10,457,200
    3,000,000    5.500%, 7/01/21                                                                       7/05 at 101  Aaa    3,092,940

    3,000,000   Dade County, Florida, Aviation Revenue Refunding Bonds (Series Y), 5.500%, 10/01/11   10/03 at 102  Aaa    3,163,800

                Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995:
    1,000,000    6.200%, 10/01/05                                                                     No Opt. Call  Aaa    1,119,010
    1,100,000    5.750%, 10/01/15                                                                     10/05 at 102  Aaa    1,174,282

    1,210,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, 1987 Series, 7.400%, 10/01/06
                  (Alternative Minimum Tax)                                                           10/98 at 100  Aaa    1,220,381
    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION (continued)


$   2,000,000   Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, Series 1992A, 6.375%, 10/01/21
                  (Alternative Minimum Tax)                                                           10/02 at 102  Aaa  $ 2,173,760

                Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds, Series 1997:
    1,000,000    5.125%, 10/01/17 (Alternative Minimum Tax)                                           10/07 at 101  Aaa      995,080
    4,795,000    5.250%, 10/01/23 (Alternative Minimum Tax)                                           10/07 at 101  Aaa    4,791,260

    6,000,000   Hillsborough County Aviation Authority, Florida, Tampa International Airport Revenue Refunding Bonds,
                 1993 Series B, 5.600%, 10/01/19                                                      10/03 at 102  Aaa    6,214,380

    1,000,000   Hillsborough County Aviation Authority, Florida, Tampa International Airport Revenue Refunding Bonds,
                 1993 Series D, 5.375%, 10/01/23 (Alternative Minimum Tax)                            10/03 at 102  Aaa    1,007,670

    6,000,000   Hillsborough County Aviation Authority, Florida, Tampa International Airport Revenue Bonds,
                 Series 1996B, 5.700%, 10/01/15                                                       10/06 at 102  Aaa    6,418,200

    2,350,000   Jacksonville Port Authority, Airport Revenue Refunding Bonds, Series 1993, 5.250%, 10/01/17
                 (Alternative Minimum Tax)                                                            10/03 at 102  Aaa    2,353,313

    1,000,000   Jacksonville Port Authority (Jacksonville, Florida), 1993 Port Facilities Revenue Bonds,
                 7.625%, 11/01/17                                                                     11/03 at 102  Aaa    1,177,100

    3,800,000   Jacksonville Port Authority (Jacksonville, Florida), 1996 Port Facilities Revenue Refunding Bonds,
                 5.625%, 11/01/18 (Alternative Minimum Tax)                                           11/06 at 102  Aaa    3,950,708

    1,000,000   Orlando-Orange County Expressway Authority, Junior Lien Revenue Bonds, Series 1998,
                 5.000%, 7/01/21                                                                       7/08 at 101  Aaa      980,580

    5,550,000   Palm Beach County, Florida, Airport System Revenue Refunding Bonds, Series 1991,
                 7.625%, 10/01/04                                                                     10/01 at 102  Aaa    6,247,746

    1,000,000   City of Pensacola, Florida, Airport Revenue Bonds, Series 1997A, 5.600%, 10/01/17     10/07 at 102  Aaa    1,055,400

    3,000,000   Sarasota-Manatee Airport Authority, Airport System Revenue Refunding Bonds, Series 1996,
                 5.375%, 8/01/11                                                                       8/06 at 102  Aaa    3,167,220


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.0%

    3,000,000   Florida Municipal Power Agency, All-Requirements Power Supply Project Revenue Bonds, Series 1992,
                 6.250%, 10/01/21 (Pre-refunded to 10/01/02)                                          10/02 at 102  Aaa    3,302,730

                Florida Municipal Power Agency, Stanton II Project Revenue Bonds, Series 1992:
    4,000,000    6.500%, 10/01/20 (Pre-refunded to 10/01/02)                                          10/02 at 102  Aaa    4,442,320
    6,625,000    6.000%, 10/01/27 (Pre-refunded to 10/01/02)                                          10/02 at 102  Aaa    7,229,465

    2,000,000   State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 1991A, 7.000%, 7/01/04
                 (Pre-refunded to 7/01/01)                                                             7/01 at 102  Aaa    2,203,400

    3,995,000   State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 1992A, 6.350%, 7/01/22
                 (Pre-refunded to 7/01/02)                                                             7/02 at 101  Aaa    4,361,541

    3,750,000   Broward County Health Facilities Authority (Florida), Hospital Revenue Bonds (Holy Cross Hospital, Inc.),
                 Series 1993, 5.850%, 6/01/12                                                          6/03 at 102  Aaa    3,795,788

                City of Palm Bay, Florida, Utility System Refunding Revenue
                Bonds, Series 1994 (Palm Bay Utility Corporation Project):
    1,000,000    6.200%, 10/01/17 (Pre-refunded to 10/01/02)                                          10/02 at 102  Aaa    1,098,980
    3,295,000    6.200%, 10/01/22 (Pre-refunded to 10/01/02)                                          10/02 at 102  Aaa    3,621,139

    1,000,000   City of Port St. Lucie, Florida, Utility System Revenue Bonds, Series 1994, 6.000%, 9/01/24
                 (Pre-refunded to 9/01/04)                                                             9/04 at 100  Aaa    1,096,590

                St. Lucie County, Florida, Utility System Refunding and Revenue Bonds, Series 1993:
    5,000,000    5.500%, 10/01/15                                                                     10/03 at 102  Aaa    5,403,300
    1,200,000    5.500%, 10/01/21                                                                     10/03 at 102  Aaa    1,300,092

                City of Sunrise, Florida, Utility System Revenue Bonds, Series 1996A:
    6,900,000    5.750%, 10/01/16 (Pre-refunded to 10/01/06)                                          10/06 at 101  Aaa    7,639,542
    8,700,000    5.750%, 10/01/21 (Pre-refunded to 10/01/06)                                          10/06 at 101  Aaa    9,632,466

    1,500,000   City of Tampa, Florida, Allegany Health System Revenue Bonds, St. Joseph's Hospital, Inc. Issue,
                 Series 1933, 5.125%, 12/01/23                                                        12/03 at 102  Aaa    1,499,655


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.1%

    1,250,000   Florida Municipal Power Agency, St. Lucie Project Refunding Revenue Bonds, Series 1992,
                 5.250%, 10/01/21                                                                     10/02 at 102  Aaa    1,253,525

    PRINCIPAL                                                                                        OPTIONAL CALL            MARKET
       AMOUNT   DESCRIPTION                                                                            PROVISIONS*  RATINGS**  VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$   1,500,000   Florida Municipal Power Agency, Tri-City Project Refunding Revenue Bonds, Series 1992,
                 5.500%, 10/01/19                                                                     10/03 at 100  Aaa $  1,534,500

                City of Lakeland, Florida, Electric and Water Revenue Bonds
                (Junior Subordinate Lien), Refunding and Improvement Series
                1996B:
    4,785,000    6.000%, 10/01/08                                                                     No Opt. Call  Aaa    5,408,820
    4,000,000    6.000%, 10/01/09                                                                     No Opt. Call  Aaa    4,538,160

    4,000,000   Solid Waste Authority of Palm Beach County, Refunding Revenue Bonds, Series 1997A,
                 6.000%, 10/01/09                                                                     No Opt. Call  Aaa    4,526,800

   10,000,000   Reedy Creek Improvement District (Florida), Utilities Revenue Improvement and Refunding Bonds,
                 Series 1994-1, 5.000%, 10/01/19                                                      10/04 at 101  Aaa    9,813,100


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.5%

    1,000,000   City of Cocoa, Florida, Water and Sewer System Refunding Revenue Bonds, Series 1993A,
                 5.000%, 10/01/23                                                                     10/03 at 100  Aaa      978,170

    2,700,000   City of Cocoa, Florida, Water and Sewer System Improvement Revenue Bonds, Series 1997,
                 5.875%, 10/01/26                                                                     10/07 at 101  Aaa    2,893,077

                Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1995:
      500,000    6.250%, 10/01/10                                                                     No Opt. Call  Aaa      577,845
    3,730,000    5.750%, 10/01/22                                                                     10/05 at 102  Aaa    3,953,315

    2,000,000   The City of Daytona Beach, Florida, Water and Sewer Revenue Bonds, Series 1992,
                 5.500%, 11/15/17                                                                     11/02 at 100  Aaa    2,039,920

    2,000,000   Hillsborough County, Florida, Refunding Utility Revenue Bonds, Series 1991A,
                 6.625%, 8/01/11                                                                       8/02 at 102  Aaa    2,171,680

    8,000,000   Indian River County, Florida, Water and Sewer Revenue Bonds, Series 1993A,
                 5.250%, 9/01/24                                                                       9/08 at 100  Aaa    8,045,920

    2,000,000   Indian Trail Water Control District, Water Control and Improvement Bonds, Unit of Development No. 17,
                 Series 1996, 5.500%, 8/01/22                                                          8/07 at 101  Aaa    2,074,360

    2,000,000   Orange County, Florida, Water Utilities System Revenue Bonds, Series 1992,
                 6.250%, 10/01/17                                                                      4/02 at 102  Aaa    2,164,860

    2,250,000   City of Port Orange, Florida, Water and Sewer Refunding Junior Lien Revenue Bonds, Series 1993,
                 5.250%, 10/01/21                                                                     10/03 at 101  Aaa    2,257,200

   11,385,000   Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992,
                 6.000%, 10/01/19                                                                     No Opt. Call  Aaa   12,912,298

    1,300,000   City of Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1996,
                 5.800%, 10/01/11                                                                     10/06 at 102  Aaa    1,423,786
------------------------------------------------------------------------------------------------------------------------------------
$ 309,145,000   Total Investments - (costs $307,886,549) - 98.9%                                                         328,660,460
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                       3,722,799
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 332,383,259
                ====================================================================================================================


All of the bonds in the portfolio are either covered by Original Issue
Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provision at varying prices at later dates.

** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                                 See accompanying notes to financial statements.

STATEMENT OF NET ASSETS
June 30, 1998
                                                                                     FLORIDA             FLORIDA     INSURED FLORIDA
                                                                          INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value (note 1)                  $357,620,721        $322,847,196        $328,660,460
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value (note 1)                     3,700,000           2,300,000                  --
 Cash                                                                                     --             341,146                  --
 Receivables:
   Interest                                                                        6,456,540           5,487,521           5,177,444
   Investments sold                                                                  410,950             370,000              15,000
 Other assets                                                                         28,792              35,760              12,935
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                               368,217,003         331,381,623         333,865,839
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                                    1,744,293                  --             210,394
 Accrued expenses:
   Management fees (note 6)                                                          191,329             173,451             174,831
   Other                                                                             141,164             124,106             156,072
 Preferred share dividends payable                                                    51,236              25,652              48,100
 Common share dividends payable                                                    1,334,092           1,085,515             893,183
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                            3,462,114           1,408,724           1,482,580
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                             $364,754,889        $329,972,899        $332,383,259
====================================================================================================================================

Preferred shares, at liquidation value                                          $110,000,000        $105,000,000        $111,000,000
====================================================================================================================================

Preferred shares outstanding                                                           4,400               4,200               4,440
====================================================================================================================================

Common shares outstanding                                                         16,269,417          14,097,595          14,290,929
====================================================================================================================================

Net asset value per Common share outstanding (net assets less Preferred
   shares at liquidation value, divided by Common shares outstanding)           $      15.66         $     15.96        $      15.49
====================================================================================================================================


                                 See accompanying notes to financial statements.

                         STATEMENT OF OPERATIONS
Year Ended June 30, 1998
                                                                                     FLORIDA             FLORIDA     INSURED FLORIDA
                                                                          INVESTMENT QUALITY      QUALITY INCOME      PREMIUM INCOME
INVESTMENT INCOME (NOTE 1)                                                       $22,145,960         $18,937,694         $17,260,522
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees (note 6)                                                          2,328,278           2,104,450           2,105,886
 Preferred shares - auction fees                                                     274,998             262,501             277,499
 Preferred shares - dividend disbursing agent fees                                    24,192              33,633              20,787
 Shareholders' servicing agent fees and expenses                                      36,340              28,667              24,437
 Custodian's fees and expenses                                                        64,996              61,279              63,345
 Trustees' fees and expenses (note 6)                                                  4,531               4,180               4,192
 Professional fees                                                                    21,234              19,399              18,000
 Shareholders' reports - printing and mailing expenses                                70,776              59,928              52,842
 Stock exchange listing fees                                                          24,692              24,214              27,559
 Investor relations expense                                                           29,190              25,707              24,841
 Other expenses                                                                       24,523              27,052              26,944
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     2,903,750           2,651,010           2,646,332
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             19,242,210          16,286,684          14,614,190
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
 Net realized gain from investment transactions (notes 1 and 4)                    1,445,856             529,659             922,944
 Net change in unrealized appreciation or depreciation of investments              1,894,167           3,903,180          10,603,825
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                          3,340,023           4,432,839          11,526,769
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $22,582,233         $20,719,523         $26,140,959
====================================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
                                                             FLORIDA INVESTMENT QUALITY                FLORIDA QUALITY INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                               6/30/98              6/30/97             6/30/98             6/30/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                     $ 19,242,210         $ 19,645,849        $ 16,286,684        $ 16,603,604
Net realized gain from investment transactions
  (notes 1 and 4)                                            1,445,856              690,503             529,659             933,334
Net change in unrealized appreciation or
  depreciation of investments                                1,894,167            3,717,067           3,903,180           4,506,680
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  22,582,233           24,053,419          20,719,523          22,043,618
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                     (16,014,948)         (15,728,768)        (13,003,066)        (12,964,305)
   Preferred shareholders                                   (3,508,271)          (3,506,870)         (3,521,372)         (3,447,796)
From accumulated net realized gains from
  investment transactions:
   Common shareholders                                      (1,184,749)                  --                  --                 --
   Preferred shareholders                                     (261,895)                  --                  --                 --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders  (20,969,863)         (19,235,638)        (16,524,438)        (16,412,101)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
 Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                      1,305,685            1,310,852             895,866             235,618
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   2,918,055            6,128,633           5,090,951           5,867,135
Net assets at beginning of year                            361,836,834          355,708,201         324,881,948         319,014,813
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $364,754,889         $361,836,834        $329,972,899        $324,881,948
===================================================================================================================================

Balance of undistributed net investment
  income at end of year                                   $    608,743         $    889,752        $    319,243        $    556,997
===================================================================================================================================

                                                                                                      INSURED FLORIDA PREMIUM INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                                        6/30/98             6/30/97
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                              $ 14,614,190        $ 14,611,148
Net realized gain (loss) from investment transactions (notes 1 and 4)                                   922,944            (323,347)
Net change in unrealized appreciation or depreciation of investments                                 10,603,825           8,908,628
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                           26,140,959          23,196,429
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Common shareholders                                                                              (11,163,589)        (11,146,945)
   Preferred shareholders                                                                            (3,652,637)         (3,544,259)
From accumulated net realized gains from investment transactions:
   Common shareholders                                                                                       --                  --
   Preferred shareholders                                                                                    --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                           (14,816,226)        (14,691,204)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                                                                      --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                           11,324,733           8,505,225
Net assets at beginning of year                                                                     321,058,526         312,553,301
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                                          $332,383,259        $321,058,526
===================================================================================================================================


Balance of undistributed net investment income at end of year                                      $    192,222        $    394,258
===================================================================================================================================



                                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF) and Nuveen Insured Florida Premium Income Municipal Fund (NFL).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended June 30, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --        1,700           --
   Series T                                      2,200           --           --
   Series W                                         --           --        1,640
   Series Th                                        --        1,700        2,800
   Series F                                      2,200          800           --
--------------------------------------------------------------------------------
Total                                            4,400        4,200        4,440
================================================================================

Insurance
Insured Florida Premium Income invests in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. FUND SHARES
Transactions in Common shares were as follows:

                                   FLORIDA INVESTMENT QUALITY     FLORIDA QUALITY INCOME
----------------------------------------------------------------------------------------
                                      YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                         6/30/98      6/30/97      6/30/98       6/30/97
----------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                       75,800       80,996       55,194        15,157
========================================================================================
                                                                         INSURED FLORIDA
                                                                          PREMIUM INCOME
----------------------------------------------------------------------------------------
                                                                YEAR ENDED    YEAR ENDED
                                                                   6/30/98       6/30/97
----------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment
   of distributions                                                     --            --
========================================================================================

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid August 3, 1998, to shareholders of record on July 15, 1998, as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
--------------------------------------------------------------------------------
Dividend per share                             $ .0820      $ .0770      $ .0625
================================================================================

4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended June 30, 1998, were as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
--------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities     $42,100,881  $45,820,803  $39,476,358
   Temporary municipal investments          85,225,000   72,560,000   54,900,000
Sales and Maturities:
   Investments in municipal securities      33,116,219   31,040,345   35,789,935
   Temporary municipal investments          81,525,000   70,260,000   58,200,000
================================================================================

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At June 30, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                                                                         INSURED
                                                            FLORIDA      FLORIDA
                                                            QUALITY      PREMIUM
                                                             INCOME       INCOME
--------------------------------------------------------------------------------
Expiration year:
   2002                                                  $  890,389   $1,116,161
   2003                                                      95,170      555,689
   2004                                                     142,676      461,823
   2005                                                          --      261,244
--------------------------------------------------------------------------------
Total                                                    $1,128,235   $2,394,917
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 1998, were as follows:

                                                                         INSURED
                                               FLORIDA      FLORIDA      FLORIDA
                                            INVESTMENT      QUALITY      PREMIUM
                                               QUALITY       INCOME       INCOME
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                            $26,746,514  $22,669,242  $20,812,988
   depreciation                                     --           --      (39,077)
--------------------------------------------------------------------------------
Net unrealized appreciation                $26,746,514  $22,669,242  $20,773,911
================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================
The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS At June 30, 1998, net assets consisted of:

                                                                                                  INSURED
                                                                        FLORIDA      FLORIDA      FLORIDA
                                                                     INVESTMENT      QUALITY      PREMIUM
                                                                        QUALITY       INCOME       INCOME
---------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                            $110,000,000 $105,000,000 $111,000,000
Common shares, $.01 par value per share                                 162,694      140,976      142,909
Paid-in surplus                                                     226,934,011  202,996,657  202,669,134
Balance of undistributed net investment income                          608,743      319,243      192,222
Accumulated net realized gain (loss) from
  investment transactions                                               302,927  (1,153,219)  (2,394,917)
Net unrealized appreciation of investments                           26,746,514   22,669,242   20,773,911
---------------------------------------------------------------------------------------------------------
Net assets                                                         $364,754,889 $329,972,899 $332,383,259
=========================================================================================================

Authorized shares:
   Common                                                             Unlimited    Unlimited    Unlimited
   Preferred                                                          Unlimited    Unlimited    Unlimited
=========================================================================================================

FINANCIAL HIGHLIGHTS

Selected data for a Common share outstanding throughout each period is as follows:
                                          Investment Operations
                                   ------------------------------------
                                                          Net
                                                    Realized/
                       Beginning          Net      Unrealized
                       Net Asset   Investment      Investment
                           Value       Income      Gain (Loss)    Total
Florida Investment Quality
Year Ended 6/30:
    1998                  $15.55        $1.18        $ .23        $1.41
    1997                   15.25         1.22          .27         1.49
    1996                   15.45         1.22         (.18)        1.04
    1995                   15.11         1.23          .41         1.64
    1994                   16.03         1.22         (.88)         .34
Florida Quality Income
Year Ended 6/30:
    1998                   15.66         1.16             .31      1.47
    1997                   15.26         1.18             .39      1.57
    1996                   15.29         1.18           --         1.18
    1995                   14.69         1.19             .64      1.83
    1994                   15.78         1.19          (1.08)       .11
Insured Florida Premium Income
Year Ended 6/30:
    1998                   14.70         1.02             .81      1.83
    1997                   14.10         1.02             .61      1.63
    1996                   13.89         1.03             .22      1.25
    1995                   13.09         1.03             .84      1.87
    1994                   14.54         1.03          (1.49)     (.46)

                                        Less Distributions
                    ------------------------------------------------------------
                            Net          Net
                      Investment   Investment       Capital      Capital
                          Income       Income         Gains        Gains
                       To Common To Preferred     To Common To Preferred
                    Shareholders Shareholders+ Shareholders Shareholders+         Total
Florida Investment Quality
Year Ended 6/30:
    1998                 $ (.99)       $(.22)        $(.07)    $(.02)           $(1.30)
    1997                   (.97)        (.22)           --        --             (1.19)
    1996                   (.99)        (.25)           --        --             (1.24)
    1995                  (1.00)        (.28)         (.02)       --             (1.30)
    1994                  (1.00)        (.24)         (.02)       --             (1.26)
Florida Quality Income
Year Ended 6/30:
    1998                   (.92)        (.25)           --        --             (1.17)
    1997                   (.92)        (.25)           --        --             (1.17)
    1996                   (.93)        (.28)           --        --             (1.21)
    1995                   (.94)        (.29)           --        --             (1.23)
    1994                   (.96)        (.24)           --        --             (1.20)
Insured Florida Premium Income
Year Ended 6/30:
    1998                   (.78)        (.26)           --        --             (1.04)
    1997                   (.78)        (.25)           --        --             (1.03)
    1996                   (.78)        (.26)           --        --             (1.04)
    1995                   (.79)        (.28)           --        --             (1.07)
    1994                   (.81)        (.18)           --        --              (.99)
                                                      Total Returns
                                              ----------------------------
                Organization and
             Offering Costs and
                 Preferred Share       Ending
                    Underwriting    Net Asset            Ending      Based on   Based on Net
                       Discounts        Value      Market Value  Market Value*   Asset Value*
Florida Investment Quality
Year Ended 6/30:
    1998                     $--       $15.66          $17.2500          9.08%          7.70%
    1997                      --        15.55           16.8125         10.68           8.56
    1996                      --        15.25           16.1250         11.60           5.19
    1995                      --        15.45           15.3750          8.98           9.43
    1994                      --        15.11           15.1250         (3.16)           .45
Florida Quality Income
Year Ended 6/30:
    1998                      --        15.96           16.1875          7.07           7.98
    1997                      --        15.66           16.0000         13.23           8.89
    1996                      --        15.26           15.0000          8.08           5.94
    1995                      --        15.29           14.7500         12.74          10.97
    1994                      --        14.69           14.0000         (4.63)         (1.02)
Insured Florida Premium Income
Year Ended 6/30:
    1998                      --        15.49           14.1875          7.38          10.87
    1997                      --        14.70           13.9375          9.30          10.01
    1996                      --        14.10           13.5000         12.22           7.15
    1995                      --        13.89           12.7500          5.59          12.75
    1994                      --        13.09           12.8750         (7.45)         (4.75)

                                 Ratios/Supplemental Data
                      --------------------------------------------------
                                                Ratio of Net
                                    Ratio of      Investment
                          Ending Expenses to       Income to     Portfolio
                      Net Assets     Average         Average     Turnover
                            (000) Net Assets++    Net Assets++   Rate
Florida Investment Quality
Year Ended 6/30:
    1998                $364,755          .80%           5.27%     9%
    1997                 361,837          .80            5.46      4
    1996                 355,708          .80            5.47     20
    1995                 357,534          .81            5.64      3
    1994                 351,892          .81            5.35      4
Florida Quality Income
Year Ended 6/30:
    1998                 329,973          .81            4.95     10
    1997                 324,882          .81            5.15     22
    1996                 319,015          .82            5.14     19
    1995                 319,351          .86            5.38      8
    1994                 260,187          .84            5.21      5
Insured Florida Premium Income
Year Ended 6/30:
    1998                 332,383          .80            4.44     11
    1997                 321,059          .81            4.60     21
    1996                 312,553          .81            4.66     26
    1995                 309,516          .88            4.95      5
    1994                 189,622          .85            4.67     17

* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
Total returns are not annualized.
+ The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders.

REPORT OF INDEPENDENT AUDITORS

THE BOARDS OF TRUSTEES AND SHAREHOLDERS
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund and Nuveen Insured Florida Premium Income Municipal Fund as of June 30, 1998, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP

Chicago, Illinois
August 14, 1998

Fund Information


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

YEAR 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns. We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 12-month period ended June 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations
Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


LOGO:
1898 - 1998
NUVEEN
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime.(tm)

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL60606-1286
www.nuveen.com

FAN-1-6-98